UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 1

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): June 1, 2000




                         MDSI Mobile Data Solutions Inc.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       CANADA                     0-28968                     Not Available
--------------------     ------------------------          ---------------------
 (Jurisdiction of        (Commission file number)            (I.R.S. Employer
   incorporation)                                            Identification No.)



                              10271 Shellbridge Way
                           Richmond, British Columbia,
                                 Canada V6X 2W8
       -------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (604) 207-6000




                                 Not Applicable
       -------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of the Business Acquired.

          Financial Statements of Connectria Corporation dated December 31, 1999 (Audited), and June 30, 2000 (Unaudited).

     (b)  Pro Forma Financial Information.

          Unaudited Pro Forma Consolidated Financial Statements of MDSI Mobile Data Solutions Inc. dated December 31, 1997, 1998 and 1999 and June 30, 2000.

     (c)  Exhibits.

      Exhibit
      Number        Description
      ------        -----------
       2.1(1)       Agreement  and  Plan of  Reorganization,  dated as of May 9,
                    2000, among MDSI, MDSI Acquisition Corporation, Connectria and Certain Principal Shareholders, including a list of exhibits thereto. Such exhibits are not filed, but the registrant undertakes to furnish a copy of any such exhibit to the Securities and Exchange Commission upon request.

       4.1(1)       Form of Voting, Lockup and Registration Rights Agreement

       ------------
       (1)  Previously filed on Form 8-K on June 15, 2000.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                     MDSI Mobile Data Solutions Inc.

August 14, 2000                      /s/ Kenneth Miller,
----------------                     -----------------------------------
(Date)                               Kenneth Miller,
                                     Chief Executive Officer and Director

Financial Statements of

CONNECTRIA CORPORATION

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of
Connectria Corporation

We have audited the accompanying balance sheets of Connectria Corporation as at December 31, 1999 and 1998 and the statements of operations, stockholders' equity and cash flows for each of the years in the three year period ended December 31, 1999. These financial statements are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Corporation as at December 31, 1999 and 1998 and the results of its operations, stockholders' equity and cash flows for each of the years in the three year period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.

Chartered Accountants
Vancouver, British Columbia

July 7, 2000

CONNECTRIA CORPORATION
Balance Sheets
(Expressed in U.S. dollars)
================================================================================


                                                                           June 30,       December 31,   December 31,
                                                                               2000             1999             1998
                                                                      --------------  ---------------  ---------------
                                                                         (Unaudited)
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                               $ 149,633          $ 1,466        $ 149,211
  Accounts receivable, trade                                              1,049,229          995,183          564,433
  Unbilled receivables                                                            -                -          736,135
  Prepaid expenses                                                          266,755            4,200            4,200
----------------------------------------------------------------------------------------------------------------------
                                                                          1,465,617        1,000,849        1,453,979
Capital assets, net (Note 2)                                                529,635          472,100          235,185
----------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                            $ 1,995,252      $ 1,472,949      $ 1,689,164
----------------------------------------------------------------------------------------------------------------------

LIABILITIES

CURRENT LIABILITIES
  Bank indebtedness (Note 3)                                              $ 234,310        $ 138,583              $ -
  Accounts payable                                                          118,142          189,501           68,763
  Accrued liabilities                                                       177,819          151,427          848,490
  Income taxes payable                                                            -                -              108
  Deferred revenue                                                            4,297           17,188                -
  Due to shareholder (Note  4)                                              450,000           38,000           38,000
  Current portion of long-term debt (Note 5)                                 47,831           52,135           48,020
  Current obligations under capital lease (Note 7)                          146,188          112,251           14,280
----------------------------------------------------------------------------------------------------------------------
                                                                          1,178,586          699,085        1,017,661
Long-term debt (Note  5)                                                     43,253           32,199           83,989
Obligations under capital lease (Note 7)                                    239,086          209,881           58,268
----------------------------------------------------------------------------------------------------------------------
                                                                          1,460,925          941,165        1,159,918
----------------------------------------------------------------------------------------------------------------------

Commitments and contingencies (Note 7)

STOCKHOLDERS' EQUITY

Common stock (Note  6)
  Authorized:
    40,000,000 Class A voting common stock, par value $0.001 per share
    20,000,000 Class B non-voting common stock, par value $0.001 per share

  Issued:
    1999:  6,150,000 Class A shares; 1998: 6,000,000 Class A shares;
    1997:  1,000,000 Class A shares                                           6,150            6,150            6,000
Additional paid-up capital                                                  362,050          362,050          354,700
Retained earnings                                                           166,127          163,584          168,546
----------------------------------------------------------------------------------------------------------------------
                                                                            534,327          531,784          529,246
----------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                              $ 1,995,252      $ 1,472,949      $ 1,689,164
----------------------------------------------------------------------------------------------------------------------

CONNECTRIA CORPORATION
Statement of Operations
(Expressed in U.S. dollars)
================================================================================



                                            Six months Ended June 30,              Years ended December 31,
                                          ----------------------------     ------------------------------------------
                                                    2000         1999            1999            1998           1997
                                          ----------------------------     ------------    ------------   -----------
                                             (Unaudited)   (Unaudited)
Revenue
  Software and services                      $ 3,040,179  $ 2,430,817     $ 4,845,183     $ 2,733,917      $ 298,374
  Third party products and services               54,800    1,181,417       1,569,218         763,002              -
---------------------------------------------------------------------------------------------------------------------
                                               3,094,979    3,612,234       6,414,401       3,496,919        298,374
Direct costs                                   2,014,454    2,701,672       4,767,013       2,532,775        200,275
---------------------------------------------------------------------------------------------------------------------
                                               1,080,525      910,562       1,647,388         964,144         98,099
---------------------------------------------------------------------------------------------------------------------

Operating expenses
  Research and development                       214,800       37,600         179,100               -              -
  Sales and marketing                            136,599       62,958         180,630          19,269              -
  General and administrative                     726,584      584,530       1,145,620         809,565         58,685
---------------------------------------------------------------------------------------------------------------------
                                               1,077,983      685,088       1,505,350         828,834         58,685
---------------------------------------------------------------------------------------------------------------------

Net income for the period                        $ 2,542    $ 225,474       $ 142,038       $ 135,310       $ 39,414
---------------------------------------------------------------------------------------------------------------------

CONNECTRIA CORPORATION
Statement of Stockholders' Equity
(Expressed in U.S. dollars)
================================================================================



                                                          Common Stock       Additional                        Total
                                                       -----------------       paid in       Retained   Shareholders'
                                                       Shares     Amount       Capital       Earnings          Equity
---------------------------------------------------------------------------------------------------------------------
Balance, January 1, 1997                            1,000,000    $ 1,000           $ -       $ (6,178)      $ (5,178)
  Net income                                                -          -             -         39,414         39,414
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1997                          1,000,000      1,000             -         33,236         34,236
  Issue of share capital                            5,000,000      5,000       134,000              -        139,000
  Stock based compensation                                  -          -       220,700              -        220,700
  Net income                                                -          -             -        135,310        135,310
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1998                          6,000,000      6,000       354,700        168,546        529,246
  Issued on payment of bonus                          150,000        150         7,350              -          7,500
  Distributions                                             -          -             -       (147,000)      (147,000)
  Net income                                                -          -             -        142,038        142,038
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1999                          6,150,000      6,150       362,050        163,584        531,784
Net Income                                                                                      2,543          2,543
---------------------------------------------------------------------------------------------------------------------
Balance, June 30, 2000  (Unaudited)                 6,150,000    $ 6,150     $ 362,050      $ 166,127      $ 534,327
---------------------------------------------------------------------------------------------------------------------



CONNECTRIA CORPORATION
Statement of Cash Flows
(Expressed in U.S. dollars)
================================================================================



                                                    Six months Ended June 30,         Years ended December 31,
                                                   ---------------------------- ------------------------------------
                                                             2000         1999         1999        1998        1997
                                                   ---------------------------- ------------ ----------- -----------
                                                       (Unaudited)  (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income for the year                                 $ 2,543    $ 225,475    $ 142,038    $135,310    $ 39,414
  Items not affecting funds
    Depreciation                                           19,056       17,822      103,622      43,348         170
    Stock based compensation                                    -            -            -     220,700           -
  Change in non-cash working capital
    Accounts receivable, trade                            (54,046)    (324,266)    (430,750)   (454,485)   (109,948)
    Unbilled receivable                                         -      736,135      736,135    (736,135)          -
    Prepaid expenses                                     (262,555)        (913)           -      (4,000)       (200)
    Accounts payable                                      (71,359)     216,289      120,738      63,516       2,527
    Accrued liabilities                                    26,392     (677,583)    (697,063)    830,827      17,663
    Income taxes payable                                        -        2,114         (108)        108           -
    Deferred revenue                                      (12,891)           -       17,188           -           -
-------------------------------------------------------------------------------------------------------- -----------
                                                         (352,860)     195,073       (8,200)     99,189     (50,374)
--------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Distributions paid                                            -     (147,000)    (147,000)          -           -
  Increase (Decrease) in due to shareholder               412,000            -            -       8,000      60,000
  (Repayment) issuance of long-term debt                    6,750      (23,802)     (47,675)    132,009           -
  Increase (Decrease) in obligations under
   capital lease, net                                      63,142       96,128      (51,495)     (8,936)       (209)
  Issuance of common stock                                      -            -        7,500     100,000           -
-------------------------------------------------------------------------------------------------------- -----------
                                                          481,892      (74,674)    (238,670)    231,073      59,791
--------------------------------------------------------------------------------------------------------------------

CASH FLOWS TO INVESTING ACTIVITIES
  Purchase of capital assets                              (76,591)    (121,608)     (39,458)   (197,010)          -
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH POSITION                   52,441       (1,209)    (286,328)    133,252       9,417
CASH POSITION, BEGINNING OF PERIOD                       (137,117)     149,211      149,211      15,959       6,542
-------------------------------------------------------------------------------------------------------- -----------
CASH POSITION, END OF PERIOD                            $ (84,676)   $ 148,002    $(137,117)   $149,211    $ 15,959
--------------------------------------------------------------------------------------------------------------------

Cash comprises:
  Cash and cash equivalents                             $ 149,633    $ 148,003      $ 1,466    $149,211    $ 15,959
  Bank indebtedness                                      (234,309)           -     (138,583)          -           -
--------------------------------------------------------------------------------------------------------------------
                                                        $ (84,676)   $ 148,003    $(137,117)   $149,211    $ 15,959
--------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

  Cash paid for interest                                  $ 5,369      $ 2,764     $ 10,706     $ 5,943       $ 733
--------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING ACTIVITIES:

  Issue of shares for settlement of shareholder loans         $ -          $ -          $ -    $ 39,000         $ -
--------------------------------------------------------------------------------------------------------------------
  Acquisition of assets by capital lease                $ 106,359    $ 123,432    $ 301,079    $ 74,874     $ 6,819
--------------------------------------------------------------------------------------------------------------------

CONNECTRIA CORPORATION
Notes to the Financial Statements
June 30, 2000 and December 31, 1999 and 1998
(Information as at June 30, 2000 and for the six months ended June 30, 2000 and 1999 is unaudited)
================================================================================


1.   SIGNIFICANT ACCOUNTING POLICIES

     These financial statements have been prepared in accordance with generally accepted accounting principles in the United States in America and reflect the following significant accounting policies:

     (a)  Nature of operations

          Connectria is an application service provider and e-commerce development firm specializing in custom development and hosting of proprietary Web-based systems for large corporate clients, hosting of leading commercial applications, as well as development of its own commercial, ASP-delivered software for the service industry.

     (b)  Unaudited interim financial statements

          The interim financial information for the six months ended June 30, 2000 and 1999 is unaudited and has been prepared on the same basis as the audited financial statements. In the opinion of management, such unaudited financial information includes all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of the interim information.

     (c)  Capital assets

          The Corporation's capital assets are recorded at cost. Depreciation is charged to operations over the estimated useful lives of the assets as follows:

          Computer hardware and software     30% declining balance
          Furniture and fixtures             20% declining balance
          Leasehold improvements             lesser of lease term or useful life

     (d)  Revenue recognition

          Statement of Position 97-2 (Software Revenue Recognition) (SOP 97-2), was issued in October 1997 by the American Institute of Certified Public Accountants (AICPA) and was amended by the Statement of Position 98-4 (SOP 98-4). The Corporation adopted SOP 97-2 effective for the Corporation's year ended December 31, 1997. Based upon our interpretation of SOP 97-2 and SOP 98-4, the Corporation believes its current revenue recognition policies and practices are consistent with SOP 97-2 and SOP 98-4. Additionally, the AICPA issued SOP 98-9, which provides certain amendments to SOP 97-2, which is effective for transactions entered into beginning July 1, 1999. This pronouncement has not materially impacted the Corporation's revenue recognition practices.

CONNECTRIA CORPORATION
Notes to the Financial Statements
June 30, 2000 and December 31, 1999 and 1998
(Information as at June 30, 2000 and for the six months ended June 30, 2000 and 1999 is unaudited)
================================================================================


1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (d)  Revenue recognition (continued)

          The Corporation's revenue is derived primarily from the following sources:

          (i)  Software and services

               Revenue related to software and services, including software licenses, is generally recognized on a percentage of completion basis, representing costs incurred relative to total estimated costs. Where the Corporation has contracted to deliver software without significant production, modification or customization required, revenue is recognized upon delivery if the fee is determinable and there is reasonable assurance of collection. Provisions for estimated losses on contracts are recorded when identifiable.

          (ii) Third party products and services

               Revenue from sales of third party products and services is recognized on delivery of products.

     (e)  Valuation of long-lived assets

          The Corporation periodically evaluates the carrying value of its long-lived assets including, but not limited to, property and equipment. The carrying value of a long-lived asset is considered impaired when the undiscounted net cash flow from such asset is estimated to be less than its carrying value. Management does not believe that there were long-lived assets, which were subject to impairment, at June 30, 2000.

     (f)  Research and development

          Research and development costs related to software are expensed as incurred unless a project meets the specified criteria for capitalization in accordance with Statement of Financial Accounting Standard No. 86, Accounting for the Costs of Computer Software to be Sold, Lease or Otherwise Marketed. Acquired research and development costs related to software are charged to earnings on acquisition if there is no alternative future use and technological feasibility has not been established.

     (g)  Income taxes

          The Corporation has elected a Subchapter S Corporation status, as defined by the Internal Revenue Code, which provides that shareholders are taxed on their proportionate share of a company's taxable income. Therefore, no provision for federal or state income taxes has been presented in the accompanying financial statements.

CONNECTRIA CORPORATION
Notes to the Financial Statements
June 30, 2000 and December 31, 1999 and 1998
(Information as at June 30, 2000 and for the six months ended June 30, 2000 and 1999 is unaudited)
================================================================================


1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (h)  Stock-based compensation

          The Corporation's stock option plan is subject to the provisions of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"). Under the provisions of this standard, employee and director stock-based compensation expense is measured using either the intrinsic-value method as prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25"), or the fair value method described in SFAS 123. Companies choosing the intrinsic-value method are required to disclose the pro forma impact of the fair value method on net income. The Corporation has elected to account for its employee and director stock-based awards under the provisions of APB 25. Under APB 25, compensation cost for stock options is measured as the excess, if any, of the fair value of the underlying common stock on the date of grant over the exercise price of the stock option. The Company is required to implement the provisions of SFAS 123 for stock-based awards to those other than employees and directors. Stock-based compensation expense for all equity instruments is recognized on an accelerated basis.

     (i)  Comprehensive income

          The Corporation has adopted the provisions of Statements of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130"). SFAS No. 130 requires the presentation of comprehensive income and its components. Comprehensive income is the change in equity from transactions and other events and circumstances other than those resulting from investments by owners and distributions to owners. For the six months ended June 30, 2000 and the years ended
          December 31, 1999, 1998 and 1997, the components of other comprehensive income were insignificant.

     (j)  401(k) savings

          The Corporation has a 401(k) profit sharing plan ("the Plan"). Eligible employees may make voluntary contributions to the Plan, which are matched by the Corporation up to 6% of the employee's compensation. The amount of employee contributions is limited as specified in the Plan. The Corporation may, at its discretion, make additional contributions to the Plan. The Corporation made contributions of $180,069, $39,540 and $1,255 in 1999, 1998 and 1997,
          respectively.

     (k)  Cash and cash equivalents

          The Corporation considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents.

CONNECTRIA CORPORATION
Notes to the Financial Statements
June 30, 2000 and December 31, 1999 and 1998
(Information as at June 30, 2000 and for the six months ended June 30, 2000 and 1999 is unaudited)
================================================================================


1.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

     (l)  Use of estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Estimates are used for, but not limited to, the accounting for doubtful accounts, amortization, determination of net recoverable value of assets, taxes and contingencies. Actual results could differ from those estimates.

     (m)  New accounting pronouncements

          In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 "SFAS No. 133"), "Accounting for Derivative Instruments and Hedging Activities", which establishes accounting and reporting standards for derivative instruments and hedging activities. SFAS No. 133, which is effective for the Corporation for the fiscal year and quarters beginning after June 15, 2000, requires than an entity recognize all derivatives as either assets or liabilities in the statement of financial position and measure those instruments at fair value. The adoption of the provisions of SFAS No. 133 does not have a significant impact on the Corporation's financial position, results of operations and cash flows.

     (n)  Fair value of financial instruments

          The Corporation's financial instruments consist of cash and cash equivalents, accounts receivable, unbilled receivables, accounts payables, accrued liabilities, deferred revenue, due to shareholder long term debt and capital lease obligations. Except for long term debt and capital leases, the carrying amounts of financial instruments approximate fair value due to their maturities. The fair values of long term debt and capital leases are not materially different from their carrying amounts, based on interest rates available to the Company for similar types of arrangements.

CONNECTRIA CORPORATION
Notes to the Financial Statements
June 30, 2000 and December 31, 1999 and 1998
(Information as at June 30, 2000 and for the six months ended June 30, 2000 and 1999 is unaudited)
================================================================================


2.   CAPITAL ASSETS

                                                          June 30,       December 31,        December 31,
                                                              2000               1999                1998
                                                        -----------      ------------        -------------
        Computer hardware and software                   $ 565,386          $ 488,795           $ 164,093
        Furniture and fixtures                              24,627             24,627               8,792
        Leasehold improvements                             105,818            105,818             105,818
        --------------------------------------------------------------------------------------------------
                                                           695,831            619,240             278,703
        Less:  accumulated amortization                   (166,196)          (147,140)            (43,518)
        --------------------------------------------------------------------------------------------------
                                                         $ 529,635          $ 472,100           $ 235,185
        --------------------------------------------------------------------------------------------------


3.   BANK INDEBTEDNESS

     Bank indebtedness includes a letter of credit, which bears interest at 8.5%, is due on demand and secured by accounts receivable, inventory and equipment.

4.   DUE TO SHAREHOLDER

     The promissory note of $38,000 is due to a shareholder is unsecured, non-interest bearing and has no specific terms of repayment. The loan was repaid in the period to June 30, 2000.

     During the six months ended June 30, 2000, the Corporation's parent company, MDSI Mobile Data Solutions Inc. advanced $450,000 without interest or specific repayment terms.

5.   LONG-TERM DEBT

                                                                              June 30,     December 31,   December 31,
                                                                                  2000            1999            1998
                                                                             ----------    ------------   -------------
        Bank of America, term loan, secured by general accounts,
         receivable, inventory and equipment, repayable in blended
         payments of $4,722, bearing interest at 8.25%.                       $ 91,084        $ 84,334       $ 132,009

        Less:  Current portion of long-term debt                                47,831          52,135          48,020
        --------------------------------------------------------------------------------------------------------------
                                                                              $ 43,253        $ 32,199        $ 83,989
        --------------------------------------------------------------------------------------------------------------

          Instalments of long-term debt principal payable subsequent to December 31, 1999 are:

                2000                                              $ 52,135
                2001                                                32,199
                -----------------------------------------------------------
                                                                  $ 84,334
                -----------------------------------------------------------

CONNECTRIA CORPORATION
Notes to the Financial Statements
June 30, 2000 and December 31, 1999 and 1998
(Information as at June 30, 2000 and for the six months ended June 30, 2000 and 1999 is unaudited)
================================================================================


6.   CAPITAL STOCK

     The Corporation's authorized and issued capital stock is as follows:

     Upon incorporation, the authorized share capital of the Corporation was 30,000 common stock with a par value of $1.00 per share.

     On April 29, 1998, the Corporation's authorized stock was changed to 3,000,000 common stock with a par value of $.001 per share. Pursuant to this, a 100:1 stock split was declared on the 1,000 outstanding common stock of the Corporation. Also on that date, 300,000 shares of the Corporation were issued for cash proceeds of $39,000.

     On July 6, 1998, the authorized stock of the Corporation was changed to 2,000,000 Class A voting common stock and 1,000,000 Class B non-voting common stock, both with a par value of $.001 per share. Also, on that date, 200,000 shares of the Corporation were issued for cash proceeds of $100,000.

     On July 1, 1999, two employees were issued 7,500 shares each as payment of a $3,750 bonus.

     On December 31, 1999, the authorized common stock of the Corporation was changed to 40,000,000 Class A voting common stock and 20,000,000 Class B non-voting common stock, both with a par value of $.01 per share. On that date, a 9:1 stock dividend was declared.

     All numbers on the financial statements have been restated to reflect the 9:1 stock split on December 31, 1999.

CONNECTRIA CORPORATION
Notes to the Financial Statements
June 30, 2000 and December 31, 1999 and 1998
(Information as at June 30, 2000 and for the six months ended June 30, 2000 and 1999 is unaudited)
================================================================================


7.   COMMITMENTS AND CONTINGENCIES

     Capital and operating leases

     At December 31, 1999, future minimum payments under capital and operating leases for computer equipment and office space are as follows:

                                                                   Capital          Operating
                                                                    Leases             Leases
                                                                 ----------        -----------
        2000                                                     $ 149,879          $ 101,016
        2001                                                       139,506            101,016
        2002                                                        90,020             71,508
        2003                                                        10,168             42,000
        2004                                                             -             42,000
        Thereafter                                                       -            143,500
        --------------------------------------------------------------------------------------
                                                                   389,573          $ 501,040
                                                                                   -----------
        Less:  amount representing interest                        (67,441)
        -------------------------------------------------------------------
        Present value of minimum lease payments                    322,132
        Less:  current portion                                    (112,251)
        -------------------------------------------------------------------
                                                                 $ 209,881
        -------------------------------------------------------------------

     Rent expense for office space and office furniture was $94,826 for the year ended December 31, 1999 (1998 - $45,336).

CONNECTRIA CORPORATION
Notes to the Financial Statements
June 30, 2000 and December 31, 1999 and 1998
(Information as at June 30, 2000 and for the six months ended June 30, 2000 and 1999 is unaudited)
================================================================================


8.   STOCK OPTIONS

     In May, 1998, the Corporation adopted a stock option plan which provides for the issuance of incentive and nonstatutory common stock options to employees and directors of the Company. The Board of Directors reserved 5,000,000 shares of common stock to be issued in conjunction with the plan.

     Stock options are granted at exercise prices and vesting schedules determined by the Board of Directors. All options granted to employees have been approved by the Board of Directors with vesting schedules of up to four years. Stock options expire ten years after the date of grant. The following table summarizes stock option activity for the periods indicated:

                                                                                     Weighted-
                                                                                       Average
                                                                    Options           Exercise
                                                                Outstanding              Price
                                                              --------------      -------------
        Options granted                                           3,610,000             $ 0.07
        ---------------------------------------------------------------------------------------
        Outstanding at December 31, 1998                          3,610,000               0.07
        Options granted                                             407,000               0.96
        ---------------------------------------------------------------------------------------
        Outstanding at December 31, 1999                          4,017,000               0.16
        Options granted                                             255,000               2.38
        Options cancelled                                           (30,000)              0.50
        ---------------------------------------------------------------------------------------
        Outstanding at June 30, 2000                              4,242,000               0.29
        ---------------------------------------------------------------------------------------
        Options exercisable at June 30, 2000                      3,410,000             $ 0.09
        ---------------------------------------------------------------------------------------

     During  the  year  ended  December  31,  1998  the   Corporation   recorded
     compensation expense of $220,700 on stock options issued to employees.

     The following table summarizes information about stock options outstanding and exercisable at June 30, 2000:

     Range of                            Weighted-average
     Exercise        Number of                  Remaining              Options
       Prices          Options           Contractual Life          Exercisable
     ---------      -----------         -------------------        ------------
       $ 0.01        1,430,000                  7.5 years            1,400,000
         0.05        1,810,000                  7.9 years            1,810,000
         0.10          100,000                  8.2 years              100,000
         0.50          240,000                  8.3 years                    -
         0.75           89,500                  8.8 years                    -
         1.00          310,500                  9.3 years              100,000
         2.00          229,500                  9.7 years                    -
         5.00           32,500                  9.9 years                    -

CONNECTRIA CORPORATION
Notes to the Financial Statements
June 30, 2000 and December 31, 1999 and 1998
(Information as at June 30, 2000 and for the six months ended June 30, 2000 and 1999 is unaudited)
================================================================================


8.   STOCK OPTIONS (Continued)

     In accordance with SFAS 123, the fair value of each employee option grant is estimated on the date of grant using the minimum value option-pricing model assuming the following weighted average assumptions risk free interest rate of 5.0% (December 31, 1999 and 1998 - 5.0% and 5.0%) volatility of 0% for all periods, dividends of 0% for all periods; and an expected life of 10 years. Had the Corporation determined compensation expense based on the fair value of the option at the grant date for all stock options issued to employees, the Corporation's net income (loss) would have been changed to the pro forma amounts indicated below:

                                             June 30,                             December 31,
                                   --------------------------       -------------------------------------
                                         2000         1999             1999           1998         1997
                                   --------------  ----------       ---------      ----------   ---------
        Net income (loss)
        As reported                   $ 2,543       $225,475        $142,038       $135,310     $ 39,414
        Pro forma                    $(63,635)      $193,830        $ 78,749       $108,132     $ 39,414
        -------------------------------------------------------------------------------------------------


9.   CONCENTRATION OF CREDIT AND OTHER RISKS

     Concentration of credit risk

     The Company's financial instruments that potentially subject the Company to significant concentration of credit risk consist of accounts receivable. The Company manages credit risk with respect to accounts receivable through maintaining long-term relationships with its customers. Historically, the Company has not incurred any significant credit related losses.

     Significant customers

     The Company has four customers which represented 89% and 99% of total 1999 and 1998 revenues, respectively in each year.

Pro Forma Consolidated Financial Statements of

MDSI MOBILE DATA SOLUTIONS INC.

MDSI  MOBILE DATA SOLUTIONS INC.
Pro Forma Consolidated Balance Sheet
June 30, 2000
(Unaudited)
================================================================================

                                                                  June 30, 2000
                                                       ----------------------------------
                                                                  MDSI
                                                           Mobile Data         Connectria                        Pro Forma at
                                                       Solutions, Inc.        Corporation     Adjustments       June 30, 2000
                                                       ----------------      -------------    -----------       -------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                  $ 9,654,872          $ (84,676)            $ -         $ 9,570,196
Accounts receivable, net
   Trade                                                    12,121,664          1,049,229               -          13,170,893
   Unbilled                                                 12,449,274                  -               -          12,449,274
Prepaid expenses                                             1,603,226            266,755               -           1,869,983
Deferred income taxes                                          577,427                  -               -             577,428
Current portion of lease receivable                            329,808                  -               -             329,808
                                                            36,736,271          1,231,308               -          37,967,581
------------------------------------------------------------------------------------------------------------------------------

LEASE RECEIVABLE                                                     -                  -                                   -
INVESTMENT                                                   6,888,486                  -                           6,888,486
CAPITAL ASSETS, NET                                          7,560,478            529,635                           8,090,113
INTANGIBLE ASSETS, NET                                       1,981,015                  -                           1,981,015
ASSETS OF DISCONTINUED OPERATIONS                              837,959                  -                             837,959
------------------------------------------------------------------------------------------------------------------------------
                                                           $54,004,209        $ 1,760,943             $ -        $ 55,765,154
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                         $ 1,643,735          $ 118,142             $ -         $ 1,761,877
  Accrued liabilities                                        4,285,366            177,819               -           4,463,185
  Income taxes payable                                         898,012                  -               -             898,012
  Deferred revenue                                           7,976,801              4,297               -           7,981,098
  Current portion of long-term debt                                  -             47,831               -              47,831
  Current obligations under capital leases                   1,465,661            146,188               -           1,611,849
------------------------------------------------------------------------------------------------------------------------------
                                                            16,269,575            494,277               -          16,763,854
------------------------------------------------------------------------------------------------------------------------------

OBLIGATIONS UNDER CAPITAL LEASES                             1,877,310            239,086               -           2,116,396
LONG TERM DEBT (including intercompany loans)                 (488,000)           493,253               -               5,253
LIABILITIES OF DISCONTINUED                                    106,267                  -               -             106,267
------------------------------------------------------------------------------------------------------------------------------
                                                            17,765,152          1,226,616               -          18,991,770
------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
  Common stock                                              48,179,874              6,150         141,350          48,327,375
  Additional paid-up capital                                         -            362,050        (141,350)            220,700
  Treasury stock                                               (85,043)                 -               -             (85,043)
  Comprehensive income                                        (690,104)                 -               -            (690,104)
  Retained earnings (deficit)                              (11,165,670)           166,127               -         (10,999,543)
------------------------------------------------------------------------------------------------------------------------------
                                                           $54,004,209        $ 1,760,943             $ -        $ 55,765,154
------------------------------------------------------------------------------------------------------------------------------


MDSI  MOBILE DATA SOLUTIONS INC.
Pro Forma Consolidated Statement of Income
June 30, 2000
(Unaudited)
================================================================================


                                                             Six months to June 30, 2000
                                                            ----------------------------
                                                                       MDSI                                    Pro Forma
                                                                Mobile Data     Connectria                 for the period
                                                            Solutions, Inc.    Corporation    Adjustments  June 30, 2000
                                                            ---------------    -----------    -----------  ---------------
REVENUE
  Software and services                                        $ 19,178,024            $ -           $ -   $ 19,178,024
  e-Business                                                              -      3,040,179             -      3,040,179
  Third party products and services                               1,126,336         54,800             -      1,181,136
  Maintenance and support                                         3,997,438              -             -      3,997,438
------------------------------------------------------------------------------------------------------------------------
                                                                 24,301,798      3,094,979             -     27,396,777

DIRECT COSTS                                                      9,832,574      2,014,454             -     11,847,028
------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                     14,469,224      1,080,526             -     15,549,749
------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
  Research and development                                        4,099,422        214,800             -      4,314,222
  Sales and marketing                                             6,054,289        136,599             -      6,190,898
  General and administrative                                      3,466,193        726,584             -      4,192,777
  Amortization of intangible assets                                 137,289              -             -        137,289
  Costs of merger/restructuring                                   2,076,028              -             -      2,076,028
------------------------------------------------------------------------------------------------------------------------

                                                                 15,833,221      1,077,983             -     16,911,214
OPERATING INCOME                                                 (1,363,997)         2,543                   (1,361,465)

OTHER INCOME                                                       (389,118)             -                     (389,118)
------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE TAX PROVISION                                      (1,753,115)         2,543                   (1,750,583)

(PROVISION FOR) RECOVERY OF INCOME TAXES                           (118,272)             -                     (118,272)
------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                       (1,871,387)         2,543             -     (1,868,855)
------------------------------------------------------------------------------------------------------------------------


MDSI  MOBILE DATA SOLUTIONS INC.
Pro Forma Consolidated Balance Sheet
December 31, 1999
(Unaudited)
================================================================================


                                                                    December 31, 1999
                                                                   ---------------------
                                                                                                                Pro Forma at
                                                                               Connectria                       December 31,
                                                                    MDSI      Corporation     Adjustments               1999
                                                            ------------     -------------    -----------       --------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                   $ 14,750,040       $ (137,117)            $ -        $14,612,923
Accounts receivable, net
   Trade                                                      13,151,828          995,183               -         14,147,011
   Unbilled                                                    5,595,902                -               -          5,595,902
Prepaid expenses                                               1,117,380            4,200               -          1,121,580
Deferred income taxes                                            577,427                -               -            577,427
Current portion of lease receivable                              386,861                -               -            386,861
-----------------------------------------------------------------------------------------------------------------------------
                                                              35,579,438          862,266               -         36,441,704

LEASE RECEIVABLE                                                 133,723                -               -            133,723

INVESTMENT                                                     4,140,457                -               -          4,140,457

CAPITAL ASSETS, NET                                            6,386,647          472,100               -          6,858,747

INTANGIBLE ASSETS, NET                                         1,907,297                -               -          1,907,297

ASSETS OF DISCONTINUED OPERATIONS                                960,610                -               -            960,610
-----------------------------------------------------------------------------------------------------------------------------
                                                            $ 49,108,172      $ 1,334,366             $ -        $50,442,538

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                           $ 1,571,142        $ 189,501             $ -        $ 1,760,643
  Accrued liabilities                                          2,466,097          189,427               -          2,655,524
  Income taxes payable                                         1,567,671                -               -          1,567,671
  Deferred revenue                                             4,724,850           17,188               -          4,742,038
  Current portion of long-term debt                                    -           52,153               -             52,153
  Current obligations under capital leases                     1,176,957          112,251               -          1,289,208
-----------------------------------------------------------------------------------------------------------------------------
                                                              11,506,717          560,520               -         12,067,237

OBLIGATIONS UNDER CAPITAL LEASES                               2,422,525          209,881               -          2,632,406

LONG TERM DEBT                                                         -           32,181               -             32,181

LIABILITIES OF DISCONTINUED OPERATIONS                           173,424                -               -            173,424
-----------------------------------------------------------------------------------------------------------------------------
                                                              14,102,666          802,582               -         14,905,248

STOCKHOLDERS' EQUITY
  Common stock                                                44,814,259            6,150         141,350         44,961,759
  Additional paid-up capital                                           -          362,050        (141,350)           220,700
  Treasury stock                                                 (85,043)               -               -            (85,043)
  Comprehensive income                                          (429,438)               -               -           (429,438)
  Retained earnings (deficit)                                 (9,294,272)         163,584               -         (9,130,688)
-----------------------------------------------------------------------------------------------------------------------------
                                                            $ 49,108,172      $ 1,334,366             $ -        $50,442,538
-----------------------------------------------------------------------------------------------------------------------------

MDSI  MOBILE DATA SOLUTIONS INC.
Pro Forma Consolidated Statement of Income
December 31, 1999
(Unaudited)
================================================================================


                                                                    December 31, 1999
                                                                   ---------------------
                                                                                                             Pro Forma at
                                                                               Connectria                    December 31,
                                                                      MDSI     Corporation    Adjustments            1999
                                                               ------------   -------------   -----------  --------------
REVENUE
  Software and services                                        $ 39,912,480            $ -           $ -   $ 39,912,480
  e-Business                                                              -      4,845,183             -      4,845,183
  Third party products and services                               6,679,046      1,569,218             -      8,248,264
  Maintenance and support                                         5,565,499              -             -      5,565,499
------------------------------------------------------------------------------------------------------------------------
                                                                 52,157,025      6,414,401             -     58,571,426

DIRECT COSTS                                                     22,550,922      4,767,013             -     27,317,935
------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                     29,606,103      1,647,388             -     31,253,491
------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
  Research and development                                        6,723,280        179,100             -      6,902,380
  Sales and marketing                                             9,189,694        180,630             -      9,370,324
  General and administrative                                      5,632,883      1,145,620             -      6,778,503
  Amortization of intangible assets                                 279,240              -             -        279,240
------------------------------------------------------------------------------------------------------------------------
                                                                 21,825,097      1,505,350             -     23,330,447

OPERATING INCOME                                                  7,781,006        142,038                    7,923,044

OTHER INCOME                                                       (759,549)             -                     (759,549)
------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE TAX PROVISION                                       7,021,457        142,038                    7,163,495

(PROVISION FOR) RECOVERY OF INCOME TAXES                         (2,144,424)             -                   (2,144,424)
------------------------------------------------------------------------------------------------------------------------
NET INCOME BEFORE DISCONTINUED OPERATIONS                         4,877,033        142,038             -      5,019,071

INCOME (LOSS) FROM DISCONTINUED OPERATIONS                       (3,872,683)             -                   (3,872,683)
------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                        1,004,350        142,038             -      1,146,388
------------------------------------------------------------------------------------------------------------------------


MDSI  MOBILE DATA SOLUTIONS INC.
Pro Forma Consolidated Balance Sheet
December 31, 1998
(Unaudited)
================================================================================


                                                             As Reported                                         As Restated
                                                            December 31,      Connectria                        December 31,
                                                                    1998     Corporation      Adjustments               1998
                                                      ------------------- ---------------  --------------- ------------------
ASSETS
CURRENT ASSETS
Cash and cash equivalents                                    $ 3,995,775       $ 149,211              $ -        $ 4,144,986
Accounts receivable, net                                               -               -
   Trade                                                      10,811,267         564,433                -         11,375,700
   Unbilled                                                    5,072,005         736,135                -          5,808,140
Prepaid expenses                                               2,251,822           4,200                -          2,256,022
Deferred income taxes                                            662,043               -                -            662,043
Current portion of lease receivable                              364,942               -                -            364,942
-----------------------------------------------------------------------------------------------------------------------------
                                                              23,157,854       1,453,979                -         24,611,833

LEASE RECEIVABLE                                                 550,781               -                -            550,781
INVESTMENT                                                             -               -                -                  -
CAPITAL ASSETS, NET                                            3,345,029         235,185                -          3,580,214
INTANGIBLE ASSETS, NET                                         2,038,243               -                -          2,038,243
ASSETS OF DISCONTINUED                                         7,741,245               -                -          7,741,245
-----------------------------------------------------------------------------------------------------------------------------
                                                            $ 36,833,152      $1,689,164              $ -       $ 38,522,316
-----------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                           $ 4,649,348        $ 68,763              $ -        $ 4,718,111
  Accrued liabilities                                          2,162,024         886,490                -          3,048,514
  Income taxes payable                                         1,590,423             108                -          1,590,531
  Deferred revenue                                             4,764,875               -                -          4,764,875
  Current portion of long-term debt                              245,691          48,020                -            293,711
  Current obligations under capital leases                       568,379          14,480                -            582,859
-----------------------------------------------------------------------------------------------------------------------------
                                                              13,980,740       1,017,861                -         14,998,601

OBLIGATIONS UNDER CAPITAL LEASES                               1,241,722          58,068                -          1,299,790

LONG TERM DEBT                                                         -          83,989                -             83,989

LIABILITIES OF DISCONTINUED                                    1,543,547               -                -          1,543,547
-----------------------------------------------------------------------------------------------------------------------------
                                                              16,766,009       1,159,918                -         17,925,927
-----------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
  Common stock                                                32,657,978           6,000          134,000         32,797,978
  Additional paid-up capital                                           -         354,700         (134,000)           220,700
  Treasury stock                                                 (85,043)              -                -            (85,043)
  Comprehensive income                                        (2,207,170)              -                -         (2,207,170)
  Retained earnings (deficit)                                (10,298,622)        168,546                -        (10,130,076)
-----------------------------------------------------------------------------------------------------------------------------
                                                            $ 36,833,152      $1,689,164              $ -       $ 38,522,316
-----------------------------------------------------------------------------------------------------------------------------


MDSI  MOBILE DATA SOLUTIONS INC.
Pro Forma Consolidated Statement of Income
December 31, 1998
(Unaudited)
================================================================================


                                                                    December 31, 1998
                                                                ---------------------------
                                                                                                              Pro Forma at
                                                                                 Connectria                   December 31,
                                                                        MDSI    Corporation   Adjustments             1998
                                                                ------------    -----------   -----------     ------------
REVENUE
  Software and services                                         $ 28,729,022            $ -           $ -     $ 28,729,022
  e-Business                                                               -      2,733,917             -        2,733,917
  Third party products and services                               12,296,152        763,002             -       13,059,154
  Maintenance and support                                          3,841,225              -             -        3,841,225
---------------------------------------------------------------------------------------------------------------------------
                                                                  44,866,399      3,496,919             -       48,363,318

DIRECT COSTS                                                      21,407,723      2,532,775             -       23,940,498
---------------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                      23,458,676        964,144             -       24,422,820
---------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
  Research and development                                         5,840,730              -             -        5,840,730
  Sales and marketing                                              7,810,677         19,269             -        7,829,946
  General and administrative                                       3,608,778        809,565             -        4,418,343
  Amortization of intangible assets                                  254,893              -             -          254,893
  Costs of merger/restructuring                                            -              -             -                -
  Acquired research  and development                                       -              -             -                -
---------------------------------------------------------------------------------------------------------------------------
                                                                  17,515,078        828,834             -       18,343,912

OPERATING INCOME                                                   5,943,598        135,310                      6,078,908

OTHER INCOME                                                          38,887              -                         38,887
---------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE TAX PROVISION                                        5,982,485        135,310                      6,117,795

(PROVISION FOR) RECOVERY OF INCOME TAXES                          (1,809,087)             -                     (1,809,087)
--------------------------------------------------------------------------------------------------------------------------
NET INCOME BEFORE DISCONTINUED OPERATIONS                          4,173,398        135,310             -        4,308,708

INCOME (LOSS) FROM DISCONTINUED OPERATIONS                          (532,302)             -                       (532,302)
---------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                         3,641,096        135,310             -        3,776,406
---------------------------------------------------------------------------------------------------------------------------

MDSI MOBILE DATA SOLUTIONS INC.
Notes to the Pro Forma Consolidated Financial Statements
================================================================================


1.   BASIS OF PRESENTATION

     On June 1, 2000, pursuant to an Agreement and Plan of Reorganization, dated as of June 14, 2000, (the "Agreement"), MDSI Mobile Data Solutions Inc. ("MDSI" or the "Company") merged MDSI Acquisition Corporation with Connectria Corporation ("Connectria"). Under the terms of the Agreement, each share of Connectria is converted into .13745 shares of MDSI common shares. The transaction was accounted for utilizing the pooling method of accounting.

2.   PRO FORMA ADJUSTMENT

     The pro forma adjustment to the consolidated statement represents the consolidation of the equity accounts to reflect the number of shares of common stock outstanding.